SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 13, 2004

THE ORIGINAL FORM 8-K FILED ON FEBRUARY 9, 2004 HAS BEEN AMENDED BY THIS FORM 8-K/A TO REPLACE THE POOLING AND SERVICING AGREEMENT DATED AS OF JANUARY 1, 2004 PREVIOUSLY FILED WITH RESPECT TO THE MORTGAGE ASSET-BACKED PASS-THROUGH CERTIFICATES, SERIES 2004-QS1.

                        Residential Accredit Loans, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         DELAWARE                  333-107959                 51-0368240
 (STATE OR OTHER JURISDICTION     (COMMISSION)             (I.R.S. EMPLOYER
     OF INCORPORATION)            FILE NUMBER)            IDENTIFICATION NO.)

          8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

        Registrant's telephone number, including area code (952) 857-7000

          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

                         Exhibit Index located on Page 2



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DOCSNY1:1018332.2
6863-673


Items 1 through 6 and Item 8 are not included because they are not applicable.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

               (a) Not applicable

               (b) Not applicable

               (c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

                                                        Sequentially
Exhibit                                                   Numbered
Number                                                  Exhibit Page

10.1 The Series Supplement, dated as of January 1, 2004, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2003, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        RESIDENTIAL ACCREDIT LOANS, INC.


                                           By:    /s/ Joseph Orning
                                           Name:   Joseph Orning
                                           Title:  Vice President


Dated:  February 13, 2004


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EXHIBIT 10.1

The Series Supplement, dated as of January 1, 2004, and the Standard Terms of Pooling and Servicing Agreement, dated as of March 1, 2003, among Residential Accredit Loans, Inc., as company, Residential Funding Corporation, as master servicer, and Deutsche Bank Trust Company Americas, as trustee.